AMENDMENT TO
CINCINNATI BELL MANAGEMENT PENSION PLAN
The Cincinnati Bell Management Pension Plan (the “Plan”) is hereby amended, effective as of January 1, 2012 and in order to reduce future benefit accruals under the Plan, by amending Subsection 5.3.2 of the Plan in its entirety to read as follows.
5.3.2    Subject to the provisions of Subsections 5.3.3 and 5.3.4 below, as of the last day of each calendar year subsequent to 1993 (or, in the case of a Participant who ceased or ceases to be an Employee during any such calendar year, as of the date on which he was last employed as an Employee), there shall be credited to the Cash Balance Account of each Participant who received Covered Compensation during the calendar year an amount equal to the product obtained by multiplying (a) the sum of (i) an amount equal to such Covered Compensation plus (ii) an amount equal to that portion of such Covered Compensation in excess of the Social Security Wage Base for such year by (b) the Participant’s Applicable Percentage for the applicable calendar year as determined from the tables set forth below in this Subsection 5.3.2, based upon his attained age, in whole years, on such December 31 (or, if he ceased to be an Employee during the year, his attained age as of the date on which he was last employed as an Employee). For purposes of this Subsection 5.3.2, the “Social Security Wage Base” means, with respect to any calendar year, the contribution and benefit base for old-age retirement benefits that was or is in effect for such year under section 230 of the Federal Social Security Act, as amended.

Participant’s Attained Age	Applicable Percentage for any calendar year beginning before January 1, 2001

Less than 30 years	2.500%
30 but less than 35 years	2.750%
35 but less than 40 years	3.250%
40 but less than 45 years	4.000%
45 but less than 50 years	5.250%
50 but less than 55 years	6.500%
55 or more years	8.000%

Participant’s Attained Age	Applicable Percentage for any calendar year beginning on or after January 1, 2001 and before January 1, 2012

Less than 30 years	3.000%
30 but less than 35 years	3.250%
35 but less than 40 years	3.750%
40 but less than 45 years	4.500%
45 but less than 50 years	5.250%
50 but less than 55 years	6.500%
55 or more years	8.000%

Participant’s Attained Age	Applicable Percentage for any calendar year beginning on or after January 1, 2012

Less than 30 years	1.500%
30 but less than 35 years	1.625%
35 but less than 40 years	1.875%
40 but less than 45 years	2.250%
45 but less than 50 years	2.625%
50 but less than 55 years	3.250%
55 or more years	4.000%

IN ORDER TO EFFECT THE FOREGOING PLAN CHANGE, the Plan’s sponsor, Cincinnati Bell Inc., has caused its name to be subscribed to this Plan amendment.
CINCINNATI BELL INC.

By: /s/ Christopher J. Wilson

Title: V.P. General Counsel & Secretary

Date: December 20, 2011